INVESTOR PRESENTATION

Q2 2021



PotlatchDeltic

FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, statements about the company's business model, effect of change in lumber prices on annual EBITDDA, expected continuation of favorable industry fundamentals, estimated future harvest volumes, timberland productivity, percentage of acres harvested and number of seedlings planted each year, percent of Idaho sawlogs indexed to the price of lumber, benefits of a working forest, amount of carbon sequestered each year, maintenance of third-party environmental and safety certifications, percentage of merchantable timber inventory that is comprised of sawlogs, percent of sawlogs used internally, manufacturing capacity and expansions, effect of change in log prices on company cash generation, lumber volume growth trends, forecasted lumber shipments and prices, North American lumber demand and production, forecasted real estate sales, real estate business potential and land development potential, capital allocation, growing dividend and dividend yield, share repurchases, future capital expenditures, debt metrics and anticipated interest rates, credit rating, future company performance, the U.S. housing market, including housing starts, housing resales and affordability, repair and remodel activity, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in: timberland values, timber harvest levels on the company's lands, timber prices, policy regarding governmental timber sales, the United States and international economies, U.S. job growth, U.S. bank lending practices, the level of domestic construction activity, international tariffs, quotas, and trade agreements involving wood products, domestic and international demand for wood products, production and production capacity in the forest products industry, competitive pricing pressures for the company's products, general and industry-specific environmental laws and regulations, fuel and energy costs, raw material and other costs, and tax laws that could reduce the benefits associated with REIT status. Results may also differ materially because of unanticipated manufacturing interruptions, unforeseen environmental liabilities or expenditures, climate change and weather conditions, an inability to satisfy complex rules in order to remain qualified as a REIT, other events beyond our control, such as the impact of disease epidemics and pandemics, such as the Covid-19 outbreak, on our business, suppliers, customers and employees, and other risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements.

NON-GAAP MEASURES

This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation which is available on the company's website at www.PotlatchDeltic.com.

POTLATCHDELTIC STRATEGY

PotlatchDeltic's high-quality, well-managed portfolio of assets is ideally positioned to take advantage of favorable industry fundamentals. We have the **HIGHEST DIRECT LEVERAGE** to lumber prices of the timber REITs along with the **STABILITY** of timberlands which support a sustainable and growing dividend.

HIGHEST DIRECT LEVERAGE TO LUMBER PRICES[1]

Indexed Idaho Sawlogs

&

Top Ten Lumber Manufacturer



61%
27%
34%
24%
0%
0%
PCH
WY
RYN
CTT
Indexed Idaho Sawlogs
Lumber

$10 Per MBF in Lumber Price = $12 Million in PCH EBITDDA

FAVORABLE FUNDAMENTALS

- ↑ US HOUSING STARTS
- ↑ MILLENNIAL OWNERSHIP
- ↑ BUILDING PERMITS
- ↑ HOMEBUILDER ORDERS
- ↑ EXISTING HOME SALES
- ↑ AGE OF HOUSING STOCK
- ↓ MORTGAGE RATES
- ↓ CANADIAN SUPPLY

TIMBERLANDS PROVIDE STABILITY

>80% of Gross Asset Value



SUPPORTS SUSTAINABLE GROWING DIVIDEND
$ PER SHARE[2]
$1.40

WORKING FOREST BENEFITS



CLEAN AIR
CLEAN WATER
HEALTHY MARKETS
WILDLIFE
JOBS

REAL ESTATE CAPTURES INCREMENTAL LAND VALUE



5X PREMIUM TO TIMBER NET PRESENT VALUE

1 | Source: public filings 2016-2020
2 | Annual run rate

ENVIRONMENTAL SOCIAL & GOVERNANCE

SUSTAINABILITY is a core corporate value instilled by managing a renewable resource for the long term. We are focused on meeting the needs of our stakeholders, now and long into the future.

ENVIRONMENTAL

22 million seedlings planted

Nearly **100%** of logs utilized[1]

Forestry practices **100%** third party certified[2]

Long-term, sustainable forest management plans incorporate best management practices

Protected endangered species and promoted biological diversity

Protected **2,300** miles of rivers and streams

7.5 million metric tons of CO_2e sequestered

SOCIAL

Focused on diversity and inclusion

VPP status at **4** of **7** facilities

Our wood products TCIR is **1.6**
Our Safety Aspiration is **ZERO** incidents

Women constitute **32%** of our salaried roles

Connected to our communities

Nearly all of timberlands available for public access and recreation

Workforce development

GOVERNANCE

Independent board of directors

22% Women Directors

ESG governance incorporates cross-functional teams and board oversight

Public advocacy and participation in over **30** research organizations and coalitions

Ongoing stakeholder engagement

Enterprise risk management framework, including climate risks

Comprehensive policies reflect our high standards and ethics

1 | Log utilization includes primary products such as lumber and by-products such as sawdust, shavings, chips, and bark
2 | Certified forestry practices encompass societal needs such as clean water and wildlife habitat

OVERVIEW OF ASSETS

PotlatchDeltic is a $4 billion timber REIT headquartered in Spokane, Washington. The company operates in three business segments: Timberlands, Wood Products, and Real Estate. PotlatchDeltic was founded in 1903.



SPOKANE, WA
ST. MARIES
BEMIDJI
GWINN
1.8 million acres of timberland
7 manufacturing facilities that produce lumber and plywood
OLA
LITTLE ROCK
WARREN
WALDO
HIGH QUALITY TIMBERLANDS
TOP 10 U.S. LUMBER PRODUCER
STRATIFYING LAND TO DELIVER VALUE

TIMBERLANDS OVERVIEW

We own 1.8 million acres of high-quality timberlands in a tax-efficient REIT structure. Our Timberlands EBITDDA has increased due to higher log prices in Idaho and expansion of our ownership in the central U.S. South. We manage our timberlands on a **LONG-TERM SUSTAINABLE BASIS** and our forestry practices are **100% THIRD PARTY CERTIFIED.**

EBITDDA HISTORY[1]


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$ MILLIONS
2016
2017
2018[2]
2019[2]
2020
Northern Region
Southern Region

OWNERSHIP





REGION	STATE	ACRES[3]
NORTHERN	IDAHO	627
	MINNESOTA	16
		643
SOUTHERN	ARKANSAS	922
	MISSISSIPPI	98
	ALABAMA	88
	LOUISIANA	6
		1,114

83 MILLION TONS[4]
Merchantable Timber Inventory

3%
ACRES HARVESTED PER YEAR

65%
SAWLOGS

HISTORICAL AND PROJECTED SUSTAINABLE HARVEST


PROJECTED AVERAGE ANNUAL HARVEST RANGE[4]
ACTUAL ANNUAL HARVEST
MILLIONS OF TONS
MAX
MIN
4.0
5.5
5.6
6.0
5.5
6.7
5.6
7.4
6.2
7.7
2017
2018[2]
2019[2]
2020
2021-2029
2030-2064
2065+



1 | Non-GAAP measure; Definition and reconciliations to GAAP can be found in appendix
2 | Deltic included for 10 months in 2018; extraordinarily wet weather reduced 2019 harvest
3 | Acres in thousands; as of March 31, 2021
4 | Does not include the effect of future acquisitions or dispositions; reflects large 2020 Minnesota sale

IDAHO TIMBERLANDS

We are the largest private landowner in Idaho where we own the **MOST PRODUCTIVE TIMBERLANDS** in the Inland Northwest. High value sawlogs represent 90% of our Idaho harvest volume and we **INDEX ABOUT 75% OF OUR SAWLOGS TO THE PRICE OF LUMBER.**

PCH TIMBERLANDS SIGNIFICANTLY OUTPERFORM AVERAGE INLAND NORTHWEST TIMBERLANDS



TYPICAL INLAND NW TIMBERLANDS
MILDER CLIMATE
HIGHER PRECIPITATION
FAVORABLE SOILS
IDEAL ELEVATION
PCH TIMBERLANDS

SIGNIFICANT PORTION OF SAWLOGS INDEXED TO LUMBER



$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
JAN-16
JUL-16
JAN-17
JUL-17
JAN-18
JUL-18
JAN-19
JUL-19
JAN-20
JUL-20
JAN-21

■ | WWPA Inland Hem-Fir Lumber Index ($/MBF)
■ | PCH Idaho Hem-Fir Sawlog ($/MBF Eastside Scale[1])

EBITDDA SIMILAR TO W.OREGON & WASHINGTON



EBITDDA/ACRE[2] (2016-2020)
$162
$155
WY WESTERN OR/WA
PCH IDAHO

RECENT TRANSACTIONS

32,000 ACRES @ **$1,900** PER ACRE

1,700 ACRES @ **$3,400** PER ACRE

MAJOR SPECIES
DOUGLAS-FIR/LARCH, HEM-FIR, CEDAR

90% SAWLOGS

~40% Of Sawlogs Used Internally

1 | Idaho sawlogs are sold on a Scribner Eastside log scale basis; the price conversion factor is approximately 1.25X, so $600/MBF Eastside = ~$750/MBF Westside
2 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP; WY EBITDDA obtained from public filings

SOUTHERN TIMBERLANDS

We increased our Southern timberlands ownership by 730,000 acres since 2014 and we are the second largest private landowner in Arkansas. Our integrated operating model provides a **NATURAL HEDGE** against sawlog prices that remain below long-term trend levels.

NATURALLY HEDGED IN THE US SOUTH



CONSUME 2.2 MILLION TONS
SELL 2.1 MILLION TONS
10% CHANGE IN PRICES
=
1% CHANGE IN PCH CASH FLOWS



$50
MILLION
INCREASE IN VALUE[1]



52%
SAWLOGS



55%
Of Sawlogs Used Internally

HIGH QUALITY SOUTHERN TIMBERLANDS



TONS PER ACRE[2]
4.0
3.5
3.0
2.5
2.0
RYN
WY
PCH 2014
PCH

SOUTHERN PINE SAWTIMBER STUMPAGE PRICE[3]



BILLION BOARD FEET
21
16
11
6
1
-4
$ PER TON
$50
$40
$30
$20
$10
$0
TREND PRICING
| Stumpage Price
| Linear Stumpage Price
| US South Softwood Lumber Production

CENTRAL SOUTH CAPACITY ADDITIONS SINCE 2017[4]



2.7 BBF Completed
1.4 BBF Announced
PCH Timberlands
New Sawmill Capacity Announced
New Sawmill Capacity Completed

1 | $50 million increase in value of Deltic acres since merger through implementation of advanced silviculture regime
2 | PotlatchDeltic based on 2019 and 2020 actual harvest volumes; Rayonier, Weyerhaeuser based on public filings
3 | Source: USDA, WWPA, Timber Mart-South; 2021 production estimate based on 3 months of actual production
4 | Source: Forisk, company reports

WOOD PRODUCTS OVERVIEW

We are a **TOP-10 LUMBER PRODUCER** in the U.S. with 1.2 billion board feet of capacity. We also own an industrial grade plywood mill with 160 million square feet of capacity. Our lumber shipments have increased 75% in six years as a result of **HIGH-RETURN CAPITAL PROJECTS** and the addition of two sawmills in the 2018 Deltic merger.

PCH EBITDDA HISTORY[1]



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$ MILLIONS
2016
2017
2018[2]
2019
2020

$30 MILLION OF CAPITAL SPENDING IN MILLS IN 2021



Southern Yellow Pine
DIMENSIONAL
MSR
TIMBERS
Great Lakes
Studs
Western Douglas-Fir
Hem-Fir Dimensional

RANDOM LENGTHS FRAMING LUMBER COMPOSITE[3]



$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
LUMBER PRICE PER MBF
2013 - 2020 Average Price: $404/MBF
2013
2014
2015
2016
2017
2018
2019
2020
2021

PCH LUMBER VOLUMES ARE GROWING



2020
6 Sawmills
1.1 BBF Shipped
2015
4 Sawmills
624 MMBF Shipped
+470
MMBF
+75%
+4%
ORGANIC CAGR

NORTH AMERICAN LUMBER DEMAND[4]



80
70
60
50
40
30
BBF
Forecast
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
YTD

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix
2 | Deltic included for 10 months in 2018
3 | Source: Random Lengths
4 | Source: FEA

REAL ESTATE OVERVIEW

We have identified 110,000 rural acres that we intend to sell over time at a **PREMIUM** to timberland value. We also acquired a 4,800-acre master-plan community in Little Rock, Arkansas as part of the 2018 Deltic merger.

EBITDDA HISTORY[1]


$ MILLIONS
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2016
2017
2018[2]
2019
2020



RURAL REAL ESTATE


110,000 ACRES

Program Focus is *shifting* from Minnesota to the South[3]

LEGACY DELTIC LANDS EXCEEDING EXPECTATIONS

Large proportion of sales have conservation outcomes

DEVELOPMENT

- **PREMIER** MASTER PLAN COMMUNITY
- MOST INFRASTRUCTURE **$** COMPLETE
- LOT SALES TO PRIVATE/REGIONAL **BUILDERS**
- **COMMERCIAL** - OFFICE/MULTIFAMILY/RETAIL

~60% Commercial Sold	~65% Residential Sold
325 ACRES $250,000/ACRE	1,725 LOTS $77,500/LOT

Chenal Master-Plan Community Little Rock, Arkansas



1 | Non-GAAP measure; definitions and reconciliations to GAAP can be found in the appendix
2 | Deltic included for 10 months in 2018
3 | Completed sale of ~72,000 acres in Minnesota for ~$48MM in Q4 2020; 16,000 acres remain in Minnesota

PotlatchDeltic

CAPITAL ALLOCATION ($ MILLIONS)

WE ARE FOCUSED ON GROWING SHAREHOLDER VALUE over the long term through a balanced capital allocation strategy. Maintaining a strong balance sheet and ample liquidity provides the flexibility to be opportunistic.

	Maintain Strong Balance Sheet	Return Cash to Shareholders	Grow CAD Per Share
Stable Cash Flow	Targets: Leverage < 4X[1] Adequate Cash Liquidity > $400	Dividend: • Grow sustainably • $110 / year	Maintenance Capex: • Reforest, mills, lots • ~$40 / year
Variable Cash Flow	Actual (3/31/21): Leverage = 0.7X[1] Cash = $382 Liquidity = $761	Share Repurchases: • >20% NAV discount • 10b5-1 plan in place	Discretionary Capex: • >20% IRR Accretive Acquisitions: • Timberlands, mills

GROW SHARE-HOLDER VALUE

2014 - 2020

- **$605 MILLION** DIVIDENDS
- **$46 MILLION** SHARE REPURCHASES
- **$1.8 BILLION** ACQUISITIONS
- **$266 MILLION** CAPEX

1 | EBITDA leverage is a non-GAAP measure and target is through a cycle, see appendix for definition.

RETURNING CASH TO SHAREHOLDERS

Returning cash to shareholders via a **SUSTAINABLE AND GROWING DIVIDEND** along with **OPPORTUNISTIC SHARE REPURCHASES** is a key component of our capital allocation strategy.

SUSTAINABLE AND GROWING DIVIDEND

32%
Increase in Dividend Per Share Since 2012



$ PER SHARE[1]
$1.24
$1.40
$1.50
$1.60
Q4 '11
Q4 '13
Q4 '14
Q4 '17
Q4 '20

120%
Increase in Dividend Payout Since 2012



$ MILLIONS
$50
$61
$100
$110
2012
2014
2015
Current

OPPORTUNISTIC SHARE REPURCHASES

REPURCHASED
$46 MILLION
AT $35 PER SHARE

$59 MILLION
REMAINING ON AUTHORIZATION



2.7%
DIVIDEND YIELD[2]

62%
Average Payout Since 2012

33%
Difference in Share Price: Repurchase vs. Issuance[3]

1 | Annual run rate
2 | Based on closing stock price of $61.62 on April 19, 2021
3 | We issued 22 million shares at $52 per share in 2018 to consummate the Deltic Timber merger

CAPITAL STRUCTURE ($ MILLIONS)

OUR BALANCE SHEET IS STRONG. We have **AMPLE LIQUIDITY** and our debt is rated **INVESTMENT GRADE.** We plan to refinance $608 million of debt as it matures and we have locked rates at historically low levels.

MARKET CAP[1]	DEBT	CASH	ENTERPRISE VALUE
$4,131	$758	($382)	$4,507



$761 MILLION LIQUIDITY

INVESTMENT GRADE

Moody's Baa3 — S&P BBB-

DEBT METRICS

Net Debt to Enterprise Value	9.6%
EBITDDA leverage-LTM[2]	0.7x
Average cost of debt[3]	3.2%

$403 MILLION DEBT REPAID OR REFINANCED SINCE 2016

NO SIGNIFICANT NEAR-TERM DEBT MATURITIES


($ MILLIONS)
$40
$43
$40
$176
$100
$28
$0
$100
$190
$46
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
| Refinance rates locked
| Refinance rates not locked

2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
$40	$43	$40	$176	$100	$28	$0	$100	$190	$46

$55-$60 MILLION 2021 CAPEX

1 | Based on closing stock price of $61.62 on April 19, 2021
2 | EBITDDA leverage is a non-GAAP measure; see appendix for definition
3 | Average cost of debt excludes amortization of deferred costs and credit facility fees and is after taxes; rate declines to 2% as refinances occur

APPENDIX

Q2 2021


PotlatchDeltic

HOUSING MARKET OVERVIEW

U.S. housing starts have accelerated recently. Favorable demographics and relative affordability should support **CONTINUED GROWTH**. The repair & remodel segment's appetite for lumber has increased due to aging U.S. housing stock, strong home prices, consumer confidence, and COVID.

U.S. HOUSING STARTS[1]


THOUSANDS
2,500
2,000
1,500
1,000
500
0
Actual[1]
Forecast[2]
Average Starts Since 1970: 1.5 Million
Multifamily Led the Way
00 02 04 06 08 10 12 14 16 18 20 22F
Single Family
Multifamily

RESIDENTIAL IMPROVEMENT SPEND[2]


BILLIONS OF 2009 USD
$190
$170
$150
$130
$110
$90
$70

MILLENNIALS SHIFTING TO HOME OWNERSHIP

RESALE HOME INVENTORY REMAINS LOW

REPAIR AND REMODEL SHOULD REMAIN STRONG

HOUSING AFFORDABILITY INDEX & 30-YEAR FIXED RATE MORTGAGE[3]


INDEX
210
200
190
180
170
160
150
140
130
120
FIXED RATE MORTGAGE
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
09 10 11 12 13 14 15 16 17 18 19 20

AGING U.S. HOUSING STOCK[4]


YEARS
44
42
40
38
36
34
32
30
28
2019 Average Age: 42 Years
Aging Stock Signals Rising Market for Remodeling and New Construction
2005 2007 2009 2011 2013 2015 2017 2019

1 | Source: U.S. Census Bureau
2 | Source: FEA
3 | Source: Freddie Mac & Department of Housing and Urban Development
4 | Source: NAHB

ADJUSTED EBITDDA RECONCILIATION ($ MILLIONS)

		2016	2017	2018	2019	2020
TIMBERLANDS	Northern Timberlands operating income	$65	$94	$105	$63	$114
	Depreciation, depletion and amortization	10	8	9	8	8
	Northern Timberlands EBITDDA	$75	$102	$114	$71	$122
	Southern Timberlands operating income	$17	$12	$16	$25	$18
	Depreciation, depletion and amortization	14	13	40	38	43
	Southern Timberlands EBITDDA	$31	$25	$56	$63	$61
	Timberlands Segment Adjusted EBITDDA	**$106**	**$127**	**$170**	**$134**	**$183**
WOOD PRODUCTS	Operating income (loss)	$25	$73	$108	($10)	$152
	Depreciation and non-cash impairments & eliminations	7	7	23	23	24
	Wood Products Segment Adjusted EBITDDA	**$32**	**$80**	**$131**	**$13**	**$176**
REAL ESTATE	Operating income[1]	$19	$19	$23	$43	$60
	Basis of real estate sold and depreciation	8	7	17	20	27
	Real Estate Segment Adjusted EBITDDA	**$27**	**$26**	**$40**	**$63**	**$87**
CORPORATE	Corporate expense	($28)	($43)	($63)	($37)	($50)
	Depreciation and eliminations	(3)	(2)	(5)	6	(14)
	Special items[2]	–	8	24	–	–
	Total Adjusted EBITDDA	**$134**	**$196**	**$297**	**$179**	**$382**

1 | Excludes the Q2 2018 central Idaho timberland sale

2 | Special items include Deltic merger costs of $3 million and environmental charge of $5 million in 2017 and Deltic merger costs of $22 million and inventory purchase price adjustment of $2 million in 2018

Total Adjusted EBITDDA
is a non-GAAP measure and is calculated as net income (loss) adjusted for interest expense, provision (benefit) for income taxes, depletion, depreciation and amortization, basis of real estate sold, non-operating pension and other post-retirement benefit costs, pension settlement charge, gains and losses on disposition of fixed assets, acquisition costs included in cost of goods sold, environmental charges, Deltic merger-related costs, non-cash impairments and other special items.

EBITDDA Leverage
is a non-GAAP measure and is calculated as net debt divided by Total Adjusted EBITDDA.

Segment Adjusted EBITDDA
is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depletion, depreciation and amortization, basis of real estate sold, gains and losses on disposition of fixed assets, non-cash impairments and other special items.

Cash Available for Distribution (CAD)
is a non-GAAP measure and is calculated as cash from operations minus capital expenditures and timberland acquisitions not classified as strategic.

Net Debt
is a non-GAAP measure and is calculated as long-term debt, less cash and cash equivalents.

Jerry Richards
Vice President & Chief Financial Officer
509-835-1521
potlatchdeltic.com
NASDAQ: PCH

Q2 2021



PotlatchDeltic